                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                        ----------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 17, 1995



                                  MEGACARDS, INC.
                (Exact name of registrant as specified in its charter)


     MISSOURI                  0-19503                43-1325291
   (State or other         (Commission File        (I.R.S. Employer
   jurisdiction of              Number)             Identification
    organization)                                       Number)


          1353 NORTH WARSON
         ST. LOUIS, MISSOURI                                   63132
 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (314) 993-3686

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

            (a)  Financial statements of businesses acquired.  The required
                 -------------------------------------------
financial statements of Windsor and Janco were included in the Company's Form 10-K for the year ended December 31, 1995 as Item 8. Financial Statements and
                                             ------
Supplementary Data.

            (b)   Pro forma financial information.  The following pro forma
                  -------------------------------
consolidated balance sheet as of June 30, 1995 and statements of operations for the six months ended June 30, 1995 and for the year ended December 31, 1994 give effect to the Business Combination as if it had been effected as of the beginning of each period.

            The pro forma financial statements have been prepared by management of the Company and may not be indicative of the financial position or results that actually would have occurred if the Business Combination had been in effect on the dates indicated or which may be obtained in the future.

                                                      MEGACARDS, INC.
                                              PRO FORMA CONSOLIDATED FINANCIAL
                                              BALANCE SHEET AS OF JUNE 30, 1995

                                                                                                           Pro Forma
                                           Windsor/Janco         Megacards       Adjustments               Total
                                           -------------         ---------       -----------             ---------
ASSETS:

CURRENT ASSETS
   Cash                                     $ (188,407)          $  103,816      $         0              $   (84,591)
   Accounts receivable; net of
    allowance for returns and
    doubtful accounts                        2,209,486            1,456,576           90,000  <F1>          3,738,865
                                                                                     (17,197) <F2>
   Inventories                               2,915,956            4,806,759          (90,000) <F1>          6,256,058
                                                                                  (1,376,657) <F3>
   Other current assets                        137,968              155,749                0                  293,717
                                            ----------           ----------      -----------              -----------
   Total current assets                      5,075,003            6,522,900       (1,393,854)              10,204,049

PROPERTY AND EQUIPMENT - At cost
   less accumulated depreciation
   and amortization                            240,206            2,510,658         (181,658) <F4>          2,569,206

OTHER LONG-TERM ASSETS                          69,104              307,895          (56,500) <F5>            320,499
                                            ----------           ----------      -----------              -----------

TOTAL ASSETS                                $5,384,313           $9,341,453      $(1,632,012)             $13,093,754
                                            ==========           ==========      ===========              ===========

LIABILITIES & SHAREHOLDERS' EQUITY:

CURRENT LIABILITIES
   Notes payable - bank                     $1,491,713           $2,737,805      $         0              $ 4,229,518
   Notes payable - shareholders              1,022,044                    0                0                1,022,044
   Accounts payable and accrued
    expenses                                   975,844              848,400          220,000  <F1>          1,869,662
                                                                                      75,418  <F6>
                                                                                    (250,000) <F7>
   Other current liabilities                         0               81,416          (38,109) <F6>             43,307
   Current portion of long-term debt                 0              141,596                0                  141,596
                                            ----------           ----------      -----------              -----------
   Total current liabilities                 3,489,601            3,809,217            7,309                7,306,127

EXCESS OF ACQUIRED ASSETS
  OVER COST                                  1,111,203                    0                0                1,111,203
NOTES PAYABLE - SHAREHOLDERS,
  net of current portion                       327,956                    0                0                  327,956
CAPITAL LEASE OBLIGATION
  - RELATED PARTY                                    0            1,761,118          127,156   <F7>         1,888,274
LONG-TERM DEBT, net of
  current portion                                    0               74,302                0                   74,302

SHAREHOLDERS' EQUITY
   Preferred stock                                   0                    0                0                        0
   Common stock                                  5,000               25,041           71,131  <F8>            101,172
   Additional paid-in capital                      - -            6,134,339       (4,229,041) <F9>          1,905,298
   Retained earnings (accumulated
     deficit)                                  450,553           (2,462,564)       2,462,564  <F9>            379,422
                                                                                     (71,131) <F8>
                                            ----------           ----------      -----------              -----------

   Total shareholders' equity                  455,553            3,696,816       (1,766,477)               2,385,892
                                            ----------           ----------      -----------              -----------

TOTAL LIABILITIES & SHAREHOLDERS'
  EQUITY                                    $5,384,313           $9,341,453      $(1,632,012)             $13,093,754
                                            ==========           ==========      ===========              ===========

                                    - 3 -

MEGACARDS, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

<F1>  Reflects the sale of the inventory related to the Company's retail store in the St. Louis Galleria and the corresponding reduction of the retail lease obligation as follows:

      Receivable for sale of store                  $ 90,000
      Inventory sold                                  90,000
      Equipment and leasehold improvements sold      182,850
      Other assets                                     4,000
      Lease obligation                               220,000


<F2>  Reflects an increase in the allowance for doubtful accounts.

<F3>  Reflects reduction in fair value of inventory resulting primarily from management's intentions with respect to accelerating the disposal of certain categories of inventory.

<F4>  Reflects an adjustment to reduce property, plant and equipment acquired to its fair value.

<F5>  Reflects an adjustment to reduce other long-term assets to their fair value.

<F6>  Reflects the adjustment for certain administrative and personnel costs.

<F7>  Reflects the adjustment in the capital lease obligation resulting from an amendment in the agreement.

<F8>  Reflects the restatement of the components of the equity for Janco and
      Windsor as a result of the Business Combination.

                                               As of June 30, 1995
                                               -------------------
      Increase in par value resulting
        from the issuance of 2,541,000
        shares of Megacards' common stock           $  71,131

      Corresponding reduction in
        retained earnings                           $  71,131

<F9>  Reflects the adjustment for the fair value of Megacards, Inc.
      ("Megacards"), which is treated as the acquired company for purposes hereof, at the effective date of the Business Combination and the corresponding adjustment to equity of Megacards, as follows:

                                               As of June 30, 1995
                                               -------------------
      Value of Megacards stock prior to
        the Business Combination                    $1,930,339

      Book value                                     3,696,816
                                                   -----------

      Reduction in equity                          ($1,766,477)

      Applied as follows:
      Elimination of accumulated deficit            $2,462,564

      Reduction in paid-in capital                   4,229,041
                                                   -----------

                                                   ($1,766,477)



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                                                  MEGACARDS, INC.
                                              PRO FORMA CONSOLIDATED
                                              STATEMENTS OF OPERATIONS
                                            SIX MONTHS ENDED JUNE 30, 1995

                                                                                                     Pro Forma
                                          Windsor/Janco           Megacards    Adjustments             Total
                                          -------------           ---------    -----------           ---------
Net sales                                 $  7,914,801           $4,668,325    $  (148,032) <F1>   $  12,435,094
Cost of sales                                5,890,748            3,485,511       (171,328) <F2>       9,204,931
                                          ------------           ----------    -----------         -------------
   Gross margin                              2,024,053            1,182,814         23,296             3,230,163
Selling, general and
  administrative expenses                    1,894,349            1,368,429        (88,766) <F3>       3,174,012
                                          ------------           ----------    -----------         -------------
Income (loss) from operations                  129,704             (185,615)       112,062                56,151
                                          ------------           ----------    -----------         -------------
Interest expense                               135,047              363,445        (61,208) <F4>         437,284
Other income                                      (225)             (79,693)             0               (79,918)
                                          ------------           ----------    -----------         -------------
                                               134,822              283,752        (61,208)              357,366

Loss before taxes                               (5,118)            (469,367)       173,270              (301,215)
Income taxes                                         0                    0              0                     0
                                          ------------           ----------    -----------         -------------
Net loss                                  $     (5,118)          $ (469,367)   $   173,270         $    (301,215)
                                          ============           ==========    ===========         =============
Net loss per
  common share                                   (0.00)                                            $       (0.09)
                                          ============                                             =============
Weighted average number of
  common shares outstanding                  2,541,000                                                 3,375,741


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                                                         MEGACARDS, INC.
                                                     PRO FORMA CONSOLIDATED
                                                    STATEMENTS OF OPERATIONS
                                                  YEAR ENDED DECEMBER 31, 1994

                                                                                                       Pro Forma
                                         Windsor/Janco            Megacards      Adjustments             Total
                                         -------------            ---------      -----------           ---------
Net sales                                $  15,589,849          $  14,222,331    $  (287,235) <F1>   $  29,524,945
Cost of sales                               11,536,953             12,072,546       (392,699) <F2>      23,216,800
                                         -------------          -------------    -----------         -------------
   Gross margin                              4,052,896              2,149,785        105,464             6,308,145
Selling, general and
  administrative expenses                    4,028,842              3,672,514       (189,390) <F3>       7,511,966
                                         -------------          -------------    -----------         -------------
Income (loss) from operations                   24,054             (1,522,729)       294,854            (1,203,821)
                                         -------------          -------------    -----------         -------------
Interest expense                               224,146                781,766       (119,195) <F4>         886,717
Other expense (income)                         (56,056)                29,514              0               (26,542)
                                         -------------          -------------    -----------         -------------
                                               168,090                811,280       (119,195)              860,175

Loss before taxes                             (144,036)            (2,334,009)       414,049            (2,063,996)
Income taxes (credit)                                0               (117,000)             0              (117,000)
                                         -------------          -------------    -----------         -------------
Net Loss                                 $    (144,036)         $  (2,217,009)   $   414,049         $  (1,946,996)
                                         =============          =============    ===========         =============
Net loss per common share                $       (0.06)                                              $       (0.58)
                                         =============                                               =============
Weighted average number of
  common shares outstanding                  2,541,000                                                   3,375,741

                                    - 6 -
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
MEGACARDS, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS


<F1> To eliminate revenues associated with the disposal of the retail store in the St. Louis Galleria.

<F2> To reflect the disposal of interest in the retail store; and to reflect depreciation on assets acquired by the Company based on their adjusted values.

                            Six months ended           Year ended
                              June 30, 1995        December 31, 1994
                            ----------------       -----------------
      Galleria store             $  135,198              $  385,385
      Depreciation reductions        36,130                   7,314
                                 ----------              ----------
                                 $  171,328              $  392,699
                                 ==========              ==========

<F3> To reflect certain administrative and sales expenses related to personnel; and to reflect depreciation on assets acquired by the Company based on adjusted values.

                            Six months ended           Year ended
                              June 30, 1995        December 31, 1994
                            ----------------       -----------------
      Personnel                  $  83,367               $  181,008
      Depreciation                   5,399                    8,382
                                 ---------               ----------
                                 $  88,766               $  189,390
                                 =========               ==========

<F4> To reflect the reduction in interest expense related to the amendments of the capital lease for the Erie facility which adjusted the payment and interest terms of such agreement.

            (c)   Exhibits.  The following exhibit was filed with the
                  --------
Company's Form 8-K filed July 24, 1995.


      Exh. No.                        Description
      --------                        -----------

         2.1 Agreement, dated as of July 17, 1995, by and among Megacards, Inc., Leo M. Rodgers, Richard B. Rothman,
                   The Abrams Family Trust, The Stacey Kevin and
                   Meredith Trust dtd 12/1/91 and The Janet L. Salk
                   Children's Trust and Lloyd R. Abrams as Voting
                   Trustee under that certain Voting Trust Agreement dated July 17, 1995 by and among Lloyd R. Abrams as
                   Voting Trustee and Leo M. Rodgers, Richard B. Rothman and Lloyd R. Abrams as Trustee of each of The Abrams
                   Family Trust, The Stacey Kevin and Meredith Trust dated 12/1/91 and The Janet L. Salk Children's Trust.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April --, 1996

                                       MEGACARDS, INC.



                                       By--------------------------------------
                                         Lloyd R. Abrams, President, Chief
                                         Executive Officer and Chief
                                         Financial Officer